Investor Day - October 2018

Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. 2

Goals OUTPERFORM Deliver strong shareholder returns vs. peers Strategy PROTECT Protect shareholder investment through disciplined capital Opportunistically own, management strategies finance, and asset manage predominately full–service, upper upscale hotels GROW Increase the quality and performance of our portfolio through financially calibrated sales, acquisitions and proactive asset management SUCCEED Utilize competitive advantage through the Enhanced Return Funding Program ALIGN Maintain alignment with shareholders through high insider ownership 3

Experienced

Management Team



Jeremy Welter

Chief Operating Officer

- 13 years of hospitality experience
- 8 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Deric Eubanks

Chief Financial Officer

- 18 years of hospitality experience
- 15 years with Ashford
- 3 years with ClubCorp
- CFA charterholder
- Southern Methodist University, BBA



Douglas Kessler

Chief Executive Officer/President

- 34 years of real estate & hospitality experience
- 15 years with Ashford
- 10 years with Goldman Sachs
- 5 years with Trammell Crow
- Stanford University, BA
- Stanford University, MBA



J. Robison Hays

Chief Strategy Officer

- 13 years of hospitality experience
- 13 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB



Robert Haiman

EVP, General Counsel

- 15 years of hospitality experience
- 1 year with Ashford (14 years with Ashford predecessor)
- Amherst College, BA
- Duke University, JD

4

Reasons to Own Ashford Hospitality Trust STRATEGIC FOCUS PORTFOLIO QUALITY ERFP PROGRAM CAPEX INVESTMENT Strategy maximizes investment High quality portfolio presents an Innovative program provides a Substantial CapEx investment positions opportunity and value-added returns attractive investment opportunity competitive advantage relative to the company for growth peers ASSET MANAGEMENT TRACK RECORD AFFILIATE ADVANTAGES INSIDER OWNERSHIP Best-in-class asset management Disciplined capital management that Affiliate companies offer more value Highest insider ownership among peers generates value-add opportunities enhances shareholder value and control in other parts of the creates shareholder-management business alignment 5

Strategic Rationale Full-Service & Upper Upscale 2017 DEAL FLOW(1) Full-Service VALUE-ADD (Luxury) $ 2.5B 10% 39% OF TOTAL UPPER UPSCALE ROOMS ARE FRANCHISED(2) YIELD 6.5% - 8.5% ESTIMATED CAP RATES Full-Service (Non- Limited-Service Luxury) $ 10.5B $ 11.6B 43% 47% (1) Estimate based upon MAR, HLT, H, and IHG branded rooms (2) 2017 Hotel Transactions from Real Capital Analytics 6

High Quality

PORTFOLIO


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


Crowne Plaza La Concha
Key West, FL


Le Pavillon
New Orleans, LA


One Ocean
Jacksonville, FL


MARIN
Le Meridien Minneapolis
Minneapolis, MN


W Minneapolis
Minneapolis, MN


The Silversmith
Chicago, IL


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Renaissance Nashville
Nashville, TN


Hyatt Savannah
Savannah, GA

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K e y M e t r i c s Portfolio Overview 118 24,930 31 $125 $5.9B H O T E L S (1) H O T E L R O O M S (1) S T A T E S R e v P A R (1)(2) G R O S S A S S E T S Portfolio by Hotel EBITDA(1)(2) IHG INTERSTATE 2% HYAT T LUXURY MARRIOTT <1% 5% UPPER HYATT 4% REMINGTON 5% 56% SELECT-SERVICE MIDSCALE 59% 29% INDEPENDENT 3% HILTON 6% INDEPENDENT 7% 6% Hotel Brand Property Service Chain Manager Type Scale UPPER 31% UPSCALE 30% HILTON 58% MARRIOTT 71% 28% FULL-SERVICE UPSCALE (1) As of June 30, 2018, excludes WorldQuest (2) TTM as of June 30, 2018 8

Portfolio Position Geographically Diverse Portfolio by Hotel EBITDA(1)(2) INTERSTATE <1% OTHER RESORT 11% 8% 3% TOP 50 18% AIRPORT SMALL TOWN/ METRO 16% Location MSA’s TTM Q2 2018 Type (3) Top 10 Markets EBITDA % of Total Washington, DC $51,818 11.0% San Fran/Oakland, CA $35,568 7.6% TOP 25 Los Angeles, CA $33,790 7.2% 71% New York/New Jersey $31,254 6.6% 32% 41% DFW, TX $27,063 5.7% Atlanta, GA $25,019 5.3% URBAN SUBURBAN Boston, MA $24,476 5.2% Nashville, TN $23,483 5.0% Minn./St. Paul, MN $15,081 3.2% Austin, TX $13,405 2.8% (1) As of June 30, 2018, excludes WorldQuest Represents <1% EBITDA contribution (2) TTM as of June 30, 2018 Other Areas $190,544 40.4% (3) In thousands Represents >1% EBITDA contribution Total $471,501 100% 9

Hilton

Maximize Value

Enhanced Return Funding Program

- $50M ERFP commitment
- Initial 2 year term
- Up to 10% of purchase price
- Funding comes in form of purchased FF&E

$50M ERFP Allocation(2)
$100M AHT Equity
$350M Mortgage Debt Plus Allocated Corporate Preferred

- **Potential to enhance five year IRRs by 700 to 1,200 basis points(1)** for AHT hotel acquisitions
- **Targeting 33% reductions in required equity** capital for each new AHT asset acquisition
- AHT excess **corporate cash of approximately $327M(3)**
- Designed to **improve overall shareholder returns for AHT**
- **Significant AHT advantage** vs. competing market bids

~33% Reduction in AHT Equity for acquisitions

(1) Assumes approximately 15% to 20% levered returns without ERFP funding over five years, between 25% and 40% required equity amounts per acquisition, and funding of ERFP at end of year one
(2) Assuming 10% ERFP commitment funded immediately at acquisition
(3) As of June 30, 2018

10

A V I R T U O U S C Y C L E ERFP PROGRAM Enhances AHT Returns AHT continues to grow portfolio accretively Contributes to AHT competitive Potential ERFP accretive growth advantage Expansion purchasing assets ERFP Provides More ERFP Available Capital ERFP demonstrates a programmatic, sizable, and repeatable pathway for growth 11

Capital Improvements Contribute to Growth Hotel CapEx Invested 250,000 221,960 204,040 200,000 175,159 150,000 120,105 117,744 96,285 100,000 (In Thousands $) Thousands (In 50,000 0 2013 2014 2015 2016 2017 2018 Q2 YTD Strategic capital improvements better position hotels for performance 12

Best- in- Class Asset Management Comparable Hotel EBITDA Margin 34.5% 34.0% 34.0% 33.5% 33.1% 32.9% 33.0% 32.7% 32.4% 32.5% 32.0% 32.1% 31.7% 32.0% 31.5% 31.1% 30.7% 30.7% 31.0% 30.5% 30.0% 29.6% 29.5% 2013 2014 2015 2016 2017 2018 Q2 YTD Peer Avg. (1) AHT EBITDA margins consistently increased during past 5 ½ years, outpacing peers in all periods observed (1) Peer Avg. includes: CHSP, PEB, DRH, LHO, RLJ, SHO, XHR, PK, HST, HT 13

Disciplined Capital Management COMMON SHARE BUYBACKS Track record of enhancing shareholder returns by capitalizing upon cyclical changes and 73.6M ~50% $3.28 advantageous pricing situations SHARES SHARES AVERAGE OUTSTANDING BUYBACK $1,400 PRICE Financial Crisis $1,200 $200 PREFERRED EQUITY ACTIVITY $1,000 2016 2017 $800 $400 9.0% 7.4% 8.5% 7.5%  OLD NEW OLD  NEW $600 $18 COUPON COUPON COUPON COUPON (In Millions $) Millions (In $400 $116 $218 $574 $200 $65 $73 $305 $10 $11 $76 $112 $52 $275 $218 $230 $170 $45 $17 $147 $68 $97 $81 $72 $90 $89 $112 $0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions 14

Affiliate Competitive Advantages AFFILIATED COMPANIES PLATFORM To drive performance, guest satisfaction, and revenue To maximize outperformance vs. peers Mobile interface for guest check-in and room access Scale with major hotel brands Audio visual services for banquets, meetings, and events Long term banking relationships Hypoallergenic room accommodations Diverse national footprint Debt placement services Organizational depth Project management services Proven industry cycle experience Property management services Complex transaction execution 15

Highest INSIDER OWNERSHIP AMONG PEERS 20% 17.7% 18% 16% 14.3% 14% 12% 10% 9.4% 8% 6.3% 6% 3.4% 3.4% 4% 2.6% 2.2% 2.1% 1.9% 1.6% 2% 1.2% 0.9% 0.9% 0.4% 0.4% 0% AHT(1) BHR (1) HT APLE Peer CLDT CHSP PEB INN HST RLJ DRH SHO XHR LHO PK Avg. #1 5.2x $133M Aligned Management Team More insider ownership vs. Total Dollar Value of insider peer average ownership(2) Peer Avg. includes: BHR, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, LHO, PK Source: latest proxy, SNL Note: as of June 30, 2018 16 (1) Includes direct interests and interests of related parties (2) Assumed stock price as of September 26, 2018

Transactions

Acquisition Utilizing ERFP

Hilton Alexandria Old Town

REDUCED ACQUISITION PRICE

Acquired hotel (252 rooms, $161 RevPAR) for $111M or $99.9M after $11.1M of committed ERFP funding[1]

INCREASED GOING-IN CAP RATE

Effective TTM NOI Cap Rate on acquisition increases due to ERFP funding to 8.3% from 7.5%[1]

REDUCED EQUITY CONTRIBUTION

Effectively reduces AHT equity contribution by 38% on Alexandria acquisition ($18.1M vs. $29.2M)[1]

IMPROVED SHAREHOLDER RETURNS

Improves forecasted 5-year leveraged returns to AHT shareholders on Alexandria acquisition by 1,130 basis points[2]

(1) Assumes 10% ERFP funding occurs at the time of hotel acquisition
(2) Assumes 10% of purchase price funded by AHT corporate preferreds, property-level mortgage financing of 66%, closing/other costs of 2.5% of purchase price and funding of ERFP at end of year 1

18

Acquisition Utilizing ERFP Hilton Scotts Valley/Santa Cruz • Favorable RevPAR/yield combination Key Metrics with operational upside Acquisition Price $50M • Only Hilton full-service product in wide ERFP Contribution $5M market area Rooms 178 (1) • Opportunity to increase tech based and Price/key $252,809 leisure room demand TTM RevPAR(2) $149 FTM NOI Cap Rate(1) 8.5% Leverage Neutral IRR(3) 23.5% Expected Close: Q4 2018 / Q1 2019 (1) Assumes 10% ERFP commitment as if funded immediately at acquisition (2) As of June 30, 2018 (3) Assumes equity, property debt, corporate preferred and ERFP contribution (at end of year 1) 19

Acquisition Utilizing ERFP La Posada de Santa Fe • Supply constrained market able to Key Metrics generate high RevPAR Acquisition Price $50M • Significant operational upside and ERFP Contribution $5M synergies with our nearby Hilton Rooms 157 (1) • Leisure driven resort market with year- Price/key $286,624 round demand generators TTM RevPAR(2) $155 FTM NOI Cap Rate(1) 7.3% Leverage Neutral IRR(3) 28.1% Expected Close: Q4 2018 (1) Assumes 10% ERFP commitment as if funded immediately at acquisition (2) As of August 30, 2018 (3) Assumes equity, property debt, corporate preferred and ERFP contribution (at end of year 1) 27 20

Asset Sales

Financially Calibrated

ASSETS SOLD SINCE 2015

- HAMPTON INN TERRE HAUTE
- COURTYARD MARRIOTT VILLAGE LAKE BUENA VISTA
- SPRINGHILL SUITES LAKE BUENA VISTA
- FAIRFIELLD INN LAKE BUENA VISTA
- RESIDENNCE INN ATLANTA BUCKHEAD
- COURTYARD EDISON
- HAMPTON INN GAINESVILLE
- SPRINGHILL SUITES GAITHERSBURG
- RESIDENCE INN PALM DESERT
- COURTYARD PALM DESERT
- RENAISSANCE PORTSMOUTH
- EMBASSY SUITES SYRACUSE
- CROWNE PLAZA ATLANTA RAVINIA
- SPRINGHILL SUITES RICHMOND GLEN ALLEN
- SPRINGHILL SUITES CENTREVILLE
- RESIDENCE INN TAMPA

SALE OF MAINLY SELECT-SERVICE HOTELS

$375M

SALES PROCEEDS

DISPOSING OF LOWER REVPAR HOTELS

$80

AVG TTM REVPAR

AT FAVORABLE CAP RATES

8.1%

AVG TTM CAP RATE

6.9% (1)

ALL-IN CAP RATE

(1) Based on expected CapEx to be invested by buyer

21

Balance Sheet

Well- L a d d e r e d Debt Maturity Schedule (1) Q4 2017 weighted average maturity was 3.7 years Q2 2018 weighted average maturity is now 6.1 years $4,000 Less than 16% of debt due through $3,500 2022 $3,000 $2,500 $2,000 $3,108.1 Millions) in in $1,500 ($ ($ $1,000 $500 $5.3 $191.2 $287.3 $271.0 $0 $138.1 2018 2019 2020 2021 2022 Thereafter Fixed-Rate Floating-Rate 5.5% 2018 Total Portfolio Weighed No Debt maturity until 2019 Average Rate (1) As of June 30, 2018 assumes extension options are exercised 23

Consistent Historical Leverage $6,000 70.0% 64.9% 63.8% 61.2% 61.9% 65.0% $5,000 59.6% 58.7% 59.1% 58.3% 58.5% 60.0% 56.1% 56.4% 55.5% 55.7% 55.0% $4,000 49.2% 50.0% 42.4% $3,000 45.0% ($ Millions) in ($ 40.0% $2,000 35.0% 30.0% $1,000 25.0% $0 20.0% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q2 Gross Assets Net Debt Net Debt / Gross Assets (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 – 2014 24 Note: Gross Assets and Net Debt adjusted for cash & cash equivalents and other liquid cash-like items as reported

Strategic Cash Target F i n a n c i a l C r i s i s C u r r e n t C y c l e Positioned to buy back approximately 50% of Flexibility to execute opportunistic outstanding common shares for about $240M growth and maintain hedge against an leading to outsized total shareholder returns economic downturn F i n a n c i a l C r i s i s C u r r e n t C y c l e $1,400 80% 75% $1,200 70% 60% $1,000 47% 50% 44% $800 40% 40% 28% 28% $600 ($ Millions) in ($ 28% 30% 24% 24% 23% 22% $400 20% 9% 10% 9% $200 10% $0 0% Avg Cash Avg Equity Market Cap Cash / Equity Market Cap (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 25 (2) Source: Bloomberg

Strategic Rationale

Non-Recourse Debt

Benefits of Non-Recourse Debt

- Non-recourse debt **lowers risk profile** of platform
- **Maximizes flexibility** in all economic environments

Long-standing **lender relationships**

High lender interest given sponsorship and portfolio quality

Total Enterprise Value

Stock Price[1]	$6.31
Fully Diluted Shares Outstanding[2]	119.2
Equity Value	**$752.4**
Plus: Preferred Equity[2]	564.7
Plus: Debt, net of JV Interest[2]	3,998.9
Total Market Capitalization	**$5,316.1**
Less: Net Working Capital[2],[3]	(531.8)
Total Enterprise Value	**$4,784.2**

100%
Non-Recourse Debt

100%
Property Level, Mortgage Debt

0.0%
Corporate Level Debt

(1) As of September 26, 2018
(2) As of June 30, 2018; in millions
(3) Includes Investment in Ashford Inc. at market value as of September 26, 2018

26

Value Enhancement Through

Recent Refinancings

L+5.52% → L+3.00%

17-Pack – Oct 2017

~$9.8M in annual debt service savings over prior loan terms

L+4.95% → L+2.92%

8-Pack – Jan 2018

~$6.8M in annual debt service savings over prior loan terms

L+4.39% → L+3.20%

22-Pack – Apr 2018

~$11.0M in annual debt service savings over prior loan terms

L+4.57% → L+3.83%

34-Pack – Jun 2018

74bp decrease over prior loan terms

Strategic Rationale

Extend Maturity

Greater Flexibility

Interest Expense Savings


HOTEL
indigo

27

Asset Management Initiatives

Overview

Asset Management

Team

Co-President & COO -1
Asset Managers - 10
Revenue Optimization - 3
CapEx Specialists - 4
Risk & Insurance - 3
Legal - 3
Property Tax Specialist -1
Director of Analytics -1
Analysts - 3

400+ Years of Collective Hospitality Experience

140+ Years at Ashford

13 Graduate Degrees

Revenue Optimization

- Property revenue calls
- Contract & corporate rate review/approval
- Channel & segmentation optimization

Asset Managers

- Monitoring asset leadership
- Expense management
- P&L deep dives
- Property maintenance reviews

Capital Management

- Capital allocation & budgeting
- PIP negotiation
- ROI projects

Analytics

- Acquisition underwriting
- Development of proprietary analytic tools
- Asset & initiatives benchmarking

Legal

- Property level contracts & transaction
- Claim resolution & litigation
- Advise & counsel asset management on legal issues

Risk/Property Tax

- Procure insurance & mitigate risk
- Crisis & claims management
- Monitor/appeal tax assessments

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Relative to Peers RevPAR Performance R e v P A R % C h a n g e C u m u l a t i v e R e v P A R G r o w t h 24% 2014 2015 2016 2017 22% 930 bps 930 AHT 9.8% 6.5% 3.2% 1.8% 20% AHT 18% Peer Avg. 6.8% 4.0% 1.5% 0.8% Peer Avg. 16% 14% 12% 4 Straight Years of 10% 8% Outperformance 6% 4% 2014 2015 2016 2017 Peer group: CHSP, DHR, HT, HST, LHO, RLJ, PK, PEB, XHR, SHO 30

Relative to Peers Hotel EBITDA Performance H o t e l E B I T D A % C h a n g e C u m u l a t i v e H o t e l E B I T D A G r o w t h 2014 2015 2016 2017 30% AHT 13.3% 9.0% 4.5% 1.0% bps 1060 AHT Peer Avg. 11.7% 6.1% 1.6% -0.4% 25% Peer Avg. 20% 4 Straight Years of 15% Outperformance 10% 2014 2015 2016 2017 Peer group: CHSP, DHR, HT, HST, LHO, RLJ, PK, PEB, XHR, SHO 31

C a s e S t u d y The Melrose 5 Consecutive Years of Positive RPI Growth $18 105 Total Revenue $17 RevPAR Index 100 $16 95 RevPAR Index 2580bps $15 90 $14 85 $13 80 $12 Revenue ($ Millions) in ($ Revenue $11 75 $10 70 2013 2014 2015 2016 2017 STRATEGY IMPLEMENTED • Redefined hotel brand utilizing consistent messaging post renovation • Brought on seasoned sales team with experience selling to luxury group and preferred segments, which increased ADR from $162 to $208(1) • Relaunched website in 2014 to improve guest experience and conversion (1) Year end 2012 to year end 2017 32

C a s e S t u d y Marriott DFW Franchise Conversion 491 18,522 s q . f t . Keys Meeting Space IMMEDIATELY UNDER SIGNIFICANT RENOVATION Renovation included guestrooms, meeting space, public space, restaurant, concierge lounge, fitness center, and pool RESULTS – FIRST 12 MONTHS(1) Performance Occupancy 860bps RevPAR 580bps RevPAR Index 240bps Hotel EBITDA Flow-Through 119% (1) TTM May 2018 33

C a s e S t u d y Courtyard Boston Downtown STRATEGY IMPLEMENTED • Increased premium room inventory • Increased and optimized digital marketing • Added sales resources • Closed disruptive night club to improve guest satisfaction • Expanded/enhanced retail market • $8.8M invested in the guestroom and lobby renovation 9.5 Renovation Period Hotel EBITDA 40% 9.0 35% Cumulative RevPAR Growth Cumulative RevPAR % Change 8.5 30% 8.0 20%(1) 25% 7.5 20% 7.0 15% EBITDA (In Millions $) Millions (In EBITDA 6.5 10% 6.0 5% 5.5 0% 5.0 -5% 2012 2013 2014 2015 2016 2017 34 (1) RevPAR growth while under renovation

C a s e S t u d y Hyatt Regency Savannah $ 1 0 . 7 M $ 8 . 4 M Invested in lobby, meeting space, and Invested in guestrooms and corridors restaurant $10 Renovation Period Performance Comparison Hotel EBITDA $9 RevPAR Index(3) $8 109.2 130.2 (3) (In Millions $) Millions (In $7 Value Added $6 (1) (1) (2) 2012 2013 2014 2015 2016 2017 $42.1M (1) Guestroom renovation lasted from October 2014 to April 2015 (2) Lobby/meeting space renovation lasted from January 2017 to July 2017 (3) Comparing TTM September 2014 to July 2018; 7.5% cap rate 35

C a s e S t u d y Marriott Beverly Hills Rebranding (1) O n l y f u l l - Incremental Value Added $ 1 1 . 0 M s e r v i c e M a r r i o t t Revenue: 5,950bps Occ: 950bps i n c r e m e n t a l w i t h i n 6 - m i l e ADR: 4,640bps RevPAR: $90.14 C a p E x r a d i u s Value Creation(2): $68.8M 130 $13 125 $12 120 $11 115 110 $10 105 $9 100 31% $4.8M 95 $8 90 Renovation Period $) Millions (In $7 Renovation Period 85 RevPAR Index $6 Hotel EBITDA 80 75 $5 TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June TTM June 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 (1) Fully ramped Marriott vs. pre-renovation as Crowne Plaza (TTM June 2018 vs. TTM June 2014) (2) 6.5% cap rate, conservatively assumes same cap rate for both Marriott and Crowne Plaza 36

C a s e S t u d y Key Additions Asset Management Identifies Opportunities For Value-Add Key Additions TRACK RECORD OF ADDING KEYS Property(1) Keys ADR Hyatt Regency Coral Gables 11 $189 Sheraton City Center - Indianapolis 7 132 Marriott Crystal Gateway 4 189 Hilton Santa Fe 1 160 SpringHill Suites Buford 1 109 The Silversmith 1 182 Total/Weighted Average: 25 $168 Estimated $8.1M added in asset value (2) (1) Keys added between 2014 and 2017 (2) Cap rates ranging between 6.5% to 9.0% 37

Opportunity Hilton St. Petersburg Bayfront Land Deal Hotel • Developer to purchase the parking lot to develop a condominium and parking garage • Under contract for $17.5M in cash • Land under contract at above appraisal value • Developer to pay $40k/month in reimbursement for interim parking • Buyer will provide the hotel with 205 covered parking spaces in the newly built parking garage 38

C a s e S t u d y Marriott Group Pace 5 Years of Positive Group Revenue Growth STRATEGY IMPLEMENTED YoY Group Year Revenue • Added hotel Director of Sales at key properties 2013 1.1% • Increased Corporate Sales support ratios 2014 8.7% • Sales Transformation Advisory 2015 11.2% Council participant • Recurring meetings with Marriott 2016 0.2% Sales Leadership 2017 3.7% • Visibility at Group Sales Offices Note: Marriott managed (29 hotels) 39

Opportunity Project Alpha Implementing aggressive strategy to increase ancillary revenue by making sure that our fees are competitive with the market $2.2M $3.7M $400K $4.6M Resort Fee Parking Early Arrival/ Other Charge Late Departure Total Added Revenue(1): $10.9M (1) Estimated annual revenue 40

Opportunity Proprietary Business Analytics Tool Revenue Outlook Next 6-Months 12-Aug 19-Aug 26-Aug 2-Sep Outlook Hotel Manager AM WoW Chg. Pace WoW Chg. Pace WoW Chg. Pace WoW Chg. Pace WoW Chg. Pace Ahead, Gaining Renaissance Nashville Marriott Liz Lloyd $ 959 $ 1,004,766 $ (2,845) $ 8,908 $ 9,758 $ 31,106 $ (5,137) $ 209,660 $ (26,134) $ 48,288 Ahead, Gaining Courtyard Oakland Airport Remington Tom Finan $ 35,879 $ 257,128 $ 6,529 $ 34,840 $ 8,495 $ 13,003 $ 3,982 $ 8,299 $ (2,262) $ 5,467 Ahead, Gaining Hyatt Regency Savannah Hyatt Adam Tegge $ 84,421 $ 171,598 $ 21,836 $ 56,350 $ 67,046 $ 21,014 $ 11,829 $ 8,807 $ (5,050) $ 31,020 Ahead, Gaining BraemarEmbassy Suites Santa Clara Hilton Chris Stevens $ (106,215) 54,863 $ 1,784,072 92,970 $ (43,582) 76,501 $$ 303,788 72,894 $$ 119,495 (5,756) $ 141,213 8,045 $$ 46,468 25,012 $ 215,975 (7,492) $$ 13,190 (5,480) $ 271,315 59,290 Totals By Manager Ahead, Losing Accor $ 63,335 $ 204,079 $ (4,063) $ 50,646 $ 16,027 $ 45,427 $ (2,272) $ 106,124 $ (24,028) $ 51,048 Behind, Losing Hilton $ 32,258 $ (29,634) $ (35,914) $ 38,800 $ 120,783 $ (88,048) $ 98,337 $ (68,994) $ 39,031 $ 229,811 Ahead, Gaining Hyatt $ 69,806 $ 34,355 $ (13,859) $ 93,789 $ (27,843) $ 12,401 $ 13,840 $ (34,336) $ 14,972 $ 50,261 Behind, Gaining Interstate $ 25,759 $ (8,717) $ 16,428 $ (13,407) $ 6,004 $ (7,330) $ (4,589) $ (22,991) $ 2,667 $ (11,848) Ahead, Losing Marriott $ (234,263) $ 3,718,825 $ (98,589) $ 382,581 $ (48,217) $ 454,292 $ 40,492 $ 724,672 $ (10,152) $ (520) Ahead, Gaining Remington $ 222,768 $ 996,927 $ 14,259 $ (92,255) $ (7,198) $ 182,673 $ (26,975) $ 42,487 $ (2,330) $ 427,059 Brand.com Group Corporate GDS Drilldown Retail OTA Wholesale CRS Etc. 41 Note: Synthetic data for illustrative purposes

Portfolio Value Added From RPI Growth AHT has grown RPI in each of the last 4 years, which has resulted in massive gains to the portfolio’s value 2014 2015 $106.2M $46.2M 2016 2017 $33.9M $48.1M Cumulative Value Added(1) $234.4M 42 (1) Based on 7.5% cap rate

Valuation

Valuation (1),(2) 9.0% TTM CAP RATE 8.5% 8.3% 8.1% 8.0% 7.7% 7.5% 7.1% 6.9% 6.9% 7.0% 6.7% 6.5% 6.2% 6.0% 6.0% 6.0% 5.7% 5.5% 5.0% 4.5% 4.0% AHT CLDT RLJ DRH INN SHO Peer Avg CHSP HST LHO HT TEV / 2018E EBITDA MULTIPLE(1),(2) 16.0x 15.5x 15.3x 15.0x 13.9x 14.0x 13.3x 13.4x 13.4x 13.0x 12.4x 12.5x 12.1x 12.0x 11.7x 11.4x 11.0x 10.0x CLDT AHT RLJ DRH HST Peer Avg INN SHO HT CHSP LHO (1) Balance sheet data as of June 30, 2018; stock price as of September 26, 2018 44 (2) Based on consensus estimates Source: SNL, Bloomberg, Company Filings

Attractive Dividend Yield (1) 8.5% 7.6% 7.5% 7.0% 6.4% 6.5% 6.0% 5.7% 5.5% 5.4% 5.5% 5.0% 4.9% 4.9% 4.7% 4.5% 4.5% 4.3% 4.2% 4.0% 3.5% 2.6% 2.5% 1.5% AHT APLE CLDT RLJ PK BHR INN Peer CHSP HT XHR SHO DRH PEB HST (2) LHO Avg. Source: Bloomberg (1) As of September 26, 2018, annualized based on most recent dividend announcement (2) Includes recent special cash Peer Avg. Includes: BHR, APLE, CLDT, PK, LHO, CHSP, HT, RLJ, XHR, DRH, PEB, HST, INN, SHO 45

STRATEGIC FOCUS PORTFOLIO QUALITY ERFP PROGRAM CAPEX INVESTMENT Reasons to Own Ashford Hospitality Trust ASSET MANAGEMENT TRACK RECORD AFFILIATE ADVANTAGES INSIDER OWNERSHIP

Investor Day - October 2018